UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Timken Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Joseph W. Ralston
Lead Independent Director
Board of Directors
The Timken Company

April 25, 2013

Dear Fellow Timken Shareholder:

SUPPORT THE TIMKEN COMPANY’S PROVEN STRATEGY

TO INCREASE SHAREHOLDER VALUE

VOTE AGAINST THE SHAREHOLDER PROPOSAL TO SPIN OFF THE STEEL BUSINESS

The Timken Company’s Annual Meeting is rapidly approaching. We are confident that our integrated business model and ongoing transformation represent the BEST COURSE to create sustainable long-term shareholder value. If you have not already done so, we need your vote today to support the continued successful execution of our strategic plan.

Consider the following important facts that highlight the benefits of our integrated model — and provide support for voting AGAINST the proposal to spin off the Steel business:

•

Proven Value Creation. Over the past three and five years, including before The California State Teachers’ Retirement System and Relational Investors became involved, Timken generated top quartile total shareholder returns, through the execution of our proven strategic plan.

•

Strong Operating Results. On April 24, we announced solid first-quarter results, including double-digit operating margins across all segments of our business. In the face of challenging market conditions, our integrated strategy continues to perform well.

•

Significant Upside. Our 2015 EPS target range has a mid-point of $7.00 — a 40% increase over 2012. This target reflects the value we believe we will create by continuing to execute our integrated strategy.

The simple fact is that our integrated business model is working. The deep synergies between our Steel and Bearings & Power Transmission businesses provide us with a tremendous competitive advantage in the marketplace. This enables us to deliver value for our customers and for our shareholders.

The proposal to separate our businesses made by CalSTRS and Relational Investors is misguided and shortsighted. It ignores the value we have created and the further upside potential in continued execution of our proven strategy. Do not allow this strategy to be derailed by two investors who don’t understand how our business works. Do not give up long-term value-creation for the illusory short-term gains of financial engineering. Vote AGAINST Item #6. For more information, please visit www.TimkenDrivesValue.com.

The Timken Company 1835 Dueber Ave SW Canton OH 44706 USA

EVERY VOTE AT THE MAY 7th ANNUAL MEETING IS IMPORTANT

IF YOU HAVE NOT ALREADY VOTED, PLEASE USE THE ENCLOSED PROXY CARD

TO CAST YOUR VOTE TODAY AGAINST PROXY STATEMENT ITEM #6

Thank you for your continued support of The Timken Company.

On behalf of the Board of Directors of The Timken Company,

Joseph W. Ralston

Lead Independent Director

Your Vote Is Important, No Matter How Many Shares You Own.

If You Have Not Already Voted, or if You Previously Voted a Card “For” Item #6, We Urge You to Vote AGAINST the Proposal by Returning the Enclosed Card.

If you have questions about how to vote your shares, or need additional assistance,

please contact the firm assisting us in the solicitation of proxy votes:

GEORGESON

Stockholders Call Toll-Free: 888-666-2594

Banks and Brokers Call: 800-223-2064

Email: timkendrivesvalue@georgeson.com

IMPORTANT

We urge you to vote AGAINST Proxy Statement Item No. 6.

FORWARD-LOOKING STATEMENTS SAFE HARBOR

Certain statements in this letter (including statements regarding the company’s forecasts, beliefs, estimates and expectations) that are not historical in nature are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to The Timken Company’s plans, outlook, future financial performance, targets, projected sales, cash flows and liquidity are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company’s surcharge mechanisms; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; higher or lower raw-material and energy costs; fluctuations in customer demand; the company’s ability to achieve the benefits of its ongoing programs, initiatives & capital investments; the timing and amount of common share repurchases; and retention of CDSOA distributions. Additional factors are discussed in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2012, quarterly reports on Form 10-Q and current reports on Form 8-K. The company undertakes no obligation to update or revise any forward-looking statement.

Important Additional Information

The Timken Company, its directors, and certain of its officers are participants in the solicitation of proxies from Timken shareholders in connection with the Company’s 2013 Annual Meeting of Shareholders. Important information concerning the identity and interests of these persons is available in the definitive proxy statement that Timken filed with the SEC on March 21, 2013. The definitive proxy statement, any other relevant documents and other materials filed with the SEC concerning Timken are available free of charge at www.sec.gov and www.timken.com/investors. Shareholders should carefully read the definitive proxy statement before making any voting decision.

c/o Corporate Election Services P. O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE

Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch- tone phone, and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-888-693-8683	Vote by Internet Access the Website and Cast your vote: www.cesvote.com	Vote by Mail Return your proxy card in the Postage-Paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by telephone or Internet, please do not send your proxy by mail.

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Proxy must be signed and dated below.

ê Please fold and detach card at perforation before mailing. ê

THE TIMKEN COMPANY	PROXY / VOTING INSTRUCTION CARD

The undersigned appoints W. J. Timken, Jr.; James W. Griffith; and Scott A. Scherff; and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned as specified on the reverse hereof at the Annual Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on May 7, 2013 at 10:00 a.m., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting, and/or if the undersigned is a participant in one or more of the Company’s or its subsidiaries’ associate share ownership plans and has stock of the Company allocated to his or her account(s), the undersigned directs the trustee(s) of such plan(s) likewise to appoint the above-named individuals as proxies to vote and act with respect to all shares of such stock so allocated on the record date for such meeting in the manner specified on the reverse hereof at such meeting or any adjournment thereof, and in their discretion on such other matters as may properly come before the meeting.

Signature

Signature (if jointly held)

Date:

Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trust or guardian, please give full title as such.

PLEASE SIGN AND RETURN AS SOON AS POSSIBLE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 7, 2013	Parking: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.
10:00 a.m.
Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.	Note: If your shares are held in street name, please bring a letter with you from your broker stating as such to the Annual Meeting.
Canton, OH 44706-2798
Telephone: (330) 438-3000

For directions to the Annual Meeting, you may call 330-471-3997.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS NOW AVAILABLE

If you are a registered holder of shares, you have the option to access future shareholder communications (e.g., annual reports, proxy statements, related proxy materials) over the Internet instead of receiving those documents in print. Participation is completely voluntary. If you give your consent, in the future, when our material is available over the Internet, you will receive notification which will contain the Internet location where the material is available. Our material will be presented in PDF format. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until you inform us otherwise. You may revoke your consent at any time by notifying the Company in writing.

To give your consent, follow the prompts when you vote by telephone or over the Internet or check the appropriate box located at the bottom of the attached proxy card when you vote by mail.

ê Please fold and detach card at perforation before mailing. ê

THE TIMKEN COMPANY	PROXY / VOTING INSTRUCTION CARD

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.

1.    Election of Directors to serve for a term of one year:

Nominees:	(01) John M. Ballbach	(02) Phillip R. Cox	(03) Diane C. Creel	(04) James W. Griffith
	(05) John A. Luke, Jr.	(06) Joseph W. Ralston	(07) John P. Reilly	(08) Frank C. Sullivan
	(09) John M. Timken, Jr.	(10) Ward J. Timken	(11) Ward J. Timken, Jr.	(12) Jacqueline F. Woods

              ☐    FOR all nominees listed above             ☐    WITHHOLD AUTHORITY to vote for all nominees listed above

              To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.    Ratification of the selection of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2013.

              ☐    FOR            ☐    AGAINST             ☐    ABSTAIN

3.    An advisory resolution regarding named executive officer compensation.

              ☐    FOR            ☐    AGAINST             ☐    ABSTAIN

4.    Amendments to the Company’s Amended Articles of Incorporation to reduce certain shareholder voting requirements.

              ☐    FOR            ☐    AGAINST             ☐    ABSTAIN

5.    Amendments to the Company’s Amended Regulations to reduce certain shareholder voting requirements.

              ☐    FOR            ☐    AGAINST             ☐    ABSTAIN

The Board of Directors recommends a vote AGAINST proposal 6.

6.    A shareholder proposal recommending that the Board of Directors engage an investment banking firm to effectuate a spin-off of the Company’s steel business segment into a separately-traded public company.

              ☐    FOR             ☐    AGAINST             ☐    ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐     PLEASE CHECK THIS BOX IF YOU CONSENT TO ACCESS FUTURE ANNUAL REPORTS AND PROXY MATERIAL VIA THE INTERNET ONLY.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.